                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                  MORGAN STANLEY AFRICA INVESTMENT FUND, INC.
--------------------------------------------------------------------------------
               (Names of Registrant as Specified in Its Charters)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                  MORGAN STANLEY AFRICA INVESTMENT FUND, INC.
           C/O MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

To Our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of Morgan Stanley Africa Investment Fund, Inc. (the "Fund") will be held on Monday, June 21, 1999 at 8:00 a.m. (New York time), in Conference Room 3 at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, for the following purposes:

     1. To elect three Class I Directors for a term of three years.

     2. To ratify or reject the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending December 31, 1999.

     3. To approve an amendment to the Fund's Articles of Incorporation to change the name of the Fund to Morgan Stanley Dean Witter Africa Investment Fund, Inc.

     4. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 15, 1999 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                              STEFANIE V. CHANG
                                              Acting Secretary

Dated:  May 14, 1999

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                  MORGAN STANLEY AFRICA INVESTMENT FUND, INC.
           C/O MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This statement is furnished by the Board of Directors of Morgan Stanley Africa Investment Fund, Inc. (the "Fund") in connection with the solicitation of Proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Monday, June 21, 1999 at 8:00 a.m. (New York time), in Conference Room 3 at the principal executive office of Morgan Stanley Dean Witter Investment Management Inc. (hereinafter "MSDW Investment Management" or the "Manager"), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 14, 1999. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance and voting at the Meeting. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors, FOR ratification of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending December 31, 1999 and FOR approval of the amendment to the Fund's Articles of Incorporation to change the name of the Fund.

     The Board has fixed the close of business on April 15, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 14,129,421 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.

     The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxies is also expected to include communications by employees of Shareholder Communications Corporation, a proxy solicitation firm expected to be engaged by the Fund at a cost not expected to exceed $5,000, plus out-of-pocket expenses.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1998, TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO MORGAN STANLEY AFRICA INVESTMENT FUND, INC., C/O CHASE GLOBAL FUNDS SERVICES COMPANY, P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798, OR BY CALLING 1-800-221-6726.

     Chase Global Funds Services Company is an affiliate of the Fund's administrator, The Chase Manhattan Bank ("Chase Bank"), and provides administrative services to the Fund. The business address of Chase Bank and Chase Global Funds Services Company is 73 Tremont Street, Boston, Massachusetts 02108.

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE MATTERS MENTIONED IN ITEMS 1, 2 AND 3 OF THE NOTICE OF ANNUAL MEETING.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meeting, three Directors will be elected to hold office for a term of three years and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of Proxy to vote, on behalf of the stockholders, for the election of Peter J. Chase, David B. Gill and Michael F. Klein as Class I Directors.

     Pursuant to the Fund's By-Laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I currently consists of Peter J. Chase, David B. Gill and Michael F. Klein. Class II currently consists of John
W. Croghan and Graham E. Jones. Class III currently consists of Barton M. Biggs, John A. Levin and William G. Morton, Jr. Only the Directors in Class I are being considered for election at this Meeting.

     Pursuant to the Fund's By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified,
(ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age, or (v) his removal as provided by statute or the Articles of Incorporation.

     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are currently Peter J. Chase, David B. Gill and Graham E. Jones, none of whom is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The Chairman of the Audit Committee is Mr. Jones. The Audit Committee met two times during the fiscal year ended December 31, 1998. The Board of Directors does not have nominating or compensation committees or other committees performing similar functions.

     There were four meetings of the Board of Directors held during the fiscal year ended December 31, 1998. For the fiscal year ended December 31, 1998, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served.

     Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board of Directors may recommend.

     Certain information regarding the Directors and officers of the Fund is set forth below:

                                                                                        COMMON
                                                                                        STOCK           SHARE
                                                                                     BENEFICIALLY    EQUIVALENTS
                                                                                     OWNED AS OF     OWNED UNDER
                                  POSITION WITH         PRINCIPAL OCCUPATIONS          MAY 11,      DEFERRED FEE
NAME, ADDRESS AND DATE OF BIRTH     THE FUND            AND OTHER AFFILIATIONS          1999**      ARRANGEMENTS+   PERCENTAGE
-------------------------------  ---------------        ----------------------       ------------   -------------   ----------
Barton M. Biggs*...............  Director and      Chairman, Director and Managing        100               --          ***
 1221 Avenue of the Americas      Chairman of       Director of Morgan Stanley Dean
 New York, New York 10020         the Board         Witter Investment Management
 11/26/32                         since 1994        Inc. and Chairman and Director
                                                    of Morgan Stanley Dean Witter
                                                    Investment Management Limited;
                                                    Managing Director of Morgan
                                                    Stanley & Co. Incorporated;
                                                    Member of the Yale Development
                                                    Board; Director and Chairman of
                                                    the Board of various U.S.
                                                    registered investment companies
                                                    managed by Morgan Stanley Dean
                                                    Witter Investment Management
                                                    Inc.
Michael F. Klein*..............  Director and      Principal of Morgan Stanley &           --               --          ***
 1221 Avenue of the Americas      President        Co. Incorporated and Morgan
 New York, New York 10020         since 1997        Stanley Dean Witter Investment
 12/12/58                                           Management Inc. and previously
                                                    a Vice President thereof;
                                                    Director and President of
                                                    various U.S. registered
                                                    investment companies managed by
                                                    Morgan Stanley Dean Witter In-
                                                    vestment Management Inc.;
                                                    Previously practiced law with
                                                    the New York law firm of Rogers
                                                    & Wells.
Peter J. Chase.................  Director since    Chairman and Chief Financial Of-       712               --          ***
 1441 Paseo De Peralta            1995              ficer, High Mesa Technologies,
 Santa Fe, New Mexico 87501                         Inc.; Director of various U.S.
 10/12/32                                           registered investment companies
                                                    managed by Morgan Stanley Dean
                                                    Witter Investment Management
                                                    Inc.
John W. Croghan................  Director since    President of Lincoln Partners, a     1,000          1,606.5          ***
 200 South Wacker Drive           1995             partnership of Lincoln Capital
 Chicago, Illinois 60606                            Management Company; Director of
 6/8/30                                             St. Paul Bancorp, Inc., Lindsay
                                                    Manufacturing Co. and Republic
                                                    Services; Director of various
                                                    U.S. registered investment
                                                    companies managed by Morgan
                                                    Stanley Dean Witter Investment
                                                    Management Inc.; Previously
                                                    Director of Blockbuster
                                                    Entertainment Corporation.

                                                                                        COMMON
                                                                                        STOCK           SHARE
                                                                                     BENEFICIALLY    EQUIVALENTS
                                                                                     OWNED AS OF     OWNED UNDER
                                  POSITION WITH         PRINCIPAL OCCUPATIONS          MAY 11,      DEFERRED FEE
NAME, ADDRESS AND DATE OF BIRTH     THE FUND            AND OTHER AFFILIATIONS          1999**      ARRANGEMENTS+   PERCENTAGE
-------------------------------  ---------------        ----------------------       ------------   -------------   ----------
David B. Gill..................  Director since    Director of various U.S.               598               --          ***
 26210 Ingleton Circle            1995             registered investment companies
 Easton, Maryland 21601                             managed by Morgan Stanley Dean
 7/6/26                                             Witter Investment Management
                                                    Inc.; Director of the Mauritius
                                                    Fund Limited; Director of
                                                    Moneda Chile Fund Limited;
                                                    Director of First NIS Re-
                                                    gional Fund SIAC; Director of
                                                    Commonwealth Africa Investment
                                                    Fund Ltd.; Chairman of the
                                                    Advisory Board of Advent Latin
                                                    American Private Equity Fund;
                                                    Chairman and Director of
                                                    Norinvest Bank; Director of
                                                    Surinvest International
                                                    Limited; Director of National
                                                    Registry Company; Director of
                                                    South Asia Regional Fund Ltd.;
                                                    Director of Creditanstalt
                                                    Ukraine; Previously Director of
                                                    Capital Markets Department of
                                                    the International Finance
                                                    Corporation; Trustee,
                                                    Batterymarch Finance Manage-
                                                    ment; Chairman and Director of
                                                    Equity Fund of Latin America
                                                    S.A.; Director of Commonwealth
                                                    Equity Fund Limited; and
                                                    Director of Global Securities,
                                                    Inc.
Graham E. Jones................  Director since    Senior Vice President of BGK           500               --          ***
 330 Garfield Street              1995              Properties; Trustee of various
 Suite 200                                          investment companies managed by
 Santa Fe, New Mexico 87501                         Weiss, Peck & Greer; Trustee of
 1/31/33                                            various investment companies
                                                    managed by Morgan Grenfell Cap-
                                                    ital Management Incorporated;
                                                    Director of various U.S.
                                                    registered investment companies
                                                    managed by Morgan Stanley Dean
                                                    Witter Investment Management
                                                    Inc.; Trustee of various
                                                    investment companies managed by
                                                    Sun Capital Advisors, Inc.;
                                                    Previously Chief Financial
                                                    Officer of Practice Man-
                                                    agement Systems, Inc.
John A. Levin..................  Director since    Chairman and Chief Executive Of-     1,000          1,390.4          ***
 One Rockefeller Plaza            1995              ficer of John A. Levin & Co.,
 New York, New York 10020                           Inc.; Director of various U.S.
 8/20/38                                            registered investment companies
                                                    managed by Morgan Stanley Dean
                                                    Witter Investment Management
                                                    Inc.; Director, President and
                                                    Chief Executive Officer of
                                                    Baker Fentress & Company.
William G. Morton, Jr. ........  Director since    Chairman and Chief Executive Of-     1,274               --          ***
 100 Franklin Street              1994              ficer of Boston Stock Exchange;
 Boston, Massachusetts 02110                        Director of Tandy Corporation;
 3/13/37                                            Director of various U.S.
                                                    registered investment companies
                                                    managed by Morgan Stanley Dean
                                                    Witter Investment Management
                                                    Inc.

                                                                                        COMMON
                                                                                        STOCK           SHARE
                                                                                     BENEFICIALLY    EQUIVALENTS
                                                                                     OWNED AS OF     OWNED UNDER
                                  POSITION WITH         PRINCIPAL OCCUPATIONS          MAY 11,      DEFERRED FEE
NAME, ADDRESS AND DATE OF BIRTH     THE FUND            AND OTHER AFFILIATIONS          1999**      ARRANGEMENTS+   PERCENTAGE
-------------------------------  ---------------        ----------------------       ------------   -------------   ----------
Harold J. Schaaff, Jr.*........  Vice President    Principal of Morgan Stanley &           --               --          ***
 1221 Avenue of the Americas      since 1994       Co. Incorporated and Morgan
 New York, New York 10020                           Stanley Dean Witter Investment
 6/10/60                                            Management Inc.; General
                                                    Counsel and Secretary of Morgan
                                                    Stanley Dean Witter Investment
                                                    Management Inc.; Officer of
                                                    various U.S. registered
                                                    investment companies managed by
                                                    Morgan Stanley Dean Witter
                                                    Investment Management Inc.
Joseph P. Stadler*.............  Vice President    Principal of Morgan Stanley &           --               --          ***
 1221 Avenue of the Americas      since 1994       Co. Incorporated and Morgan
 New York, New York 10020                           Stanley Dean Witter Investment
 6/7/54                                             Management Inc.; Officer of
                                                    various U.S. registered
                                                    investment companies managed by
                                                    Morgan Stanley Dean Witter
                                                    Investment Management Inc.;
                                                    Previously with Price
                                                    Waterhouse LLP.
Stefanie V. Chang*.............  Vice President    Vice President of Morgan Stanley        --               --          ***
 1221 Avenue of the Americas      since 1997 and   & Co. Incorporated and Morgan
 New York, New York 10020         Acting Secre-     Stanley Dean Witter Investment
 11/30/66                         tary since        Management Inc.; Officer of
                                  1999              various U.S. registered
                                                    investment companies managed by
                                                    Morgan Stanley Dean Witter
                                                    Investment Management Inc.;
                                                    Previously practiced law with
                                                    the New York law firm of Rogers
                                                    & Wells.
Joanna Haigney.................  Treasurer         Vice President and Manager of           --               --          ***
 73 Tremont Street                since 1997       Fund Administration, Chase
 Boston, Massachusetts 02108                        Global Funds Services Company;
 10/10/66                                           Officer of various U.S.
                                                    registered investment companies
                                                    managed by Morgan Stanley Dean
                                                    Witter Investment Management
                                                    Inc.; Previously with Coopers &
                                                    Lybrand LLP.
Belinda Brady..................  Assistant         Manager, Fund Administration,           --               --          ***
 73 Tremont Street                Treasurer         Chase Global Funds Services
 Boston, Massachusetts 02108      since 1996        Company; Officer of various
 1/23/68                                            U.S. registered investment
                                                    companies managed by Morgan
                                                    Stanley Dean Witter Investment
                                                    Management Inc.; Previously
                                                    with Price Waterhouse LLP.
All Directors and Officers as a Group..............................................     5,184          2,996.9          ***
                                                                                        =====          =======         ====

---------------

  *  "Interested person" within the meaning of the 1940 Act. Mr.
     Biggs is chairman, director and managing director of the Manager, and Messrs. Klein, Schaaff and Stadler and Ms.
     Chang are officers of the Manager.
 ** This information has been furnished by each nominee, director and officer.
***  Less than 1%.
  + Indicates share equivalents owned by the Directors and held in cash accounts by the Fund on behalf of the Directors in connection with the deferred fee arrangements described below.

     Each officer of the Fund will hold such office until a successor has been duly elected and qualified.

     The Fund pays each of its Directors who is not a director, officer or employee of MSDW Investment Management or its affiliates an annual fee of $6,393, plus out-of-pocket expenses. Each of the members of the Fund's Audit Committee, which consists of the Fund's Directors who are not "interested persons" of the Fund as defined in the 1940 Act, will receive an additional fee of $1,154 for serving on such committee.

     Each of the Directors who is not an "affiliated person" of MSDW Investment Management within the meaning of the 1940 Act may enter into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such Director may defer to a later date the receipt of his Director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

     Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable in cash upon such Director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by MSDW Investment Management), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

     Set forth below is a table showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director of the Fund by the Fund and by other U.S. registered investment companies advised by MSDW Investment Management or its affiliates (collectively, the "Fund Complex") for their services as Directors of such investment companies for the fiscal year ended December 31, 1998.

                                               PENSION OR                               NUMBER OF
                                               RETIREMENT      TOTAL COMPENSATION        FUNDS IN
                             AGGREGATE      BENEFITS ACCRUED       FROM FUND           FUND COMPLEX
                           COMPENSATION      AS PART OF THE     COMPLEX PAID TO         FOR WHICH
    NAME OF DIRECTORS     FROM FUND(2)(3)   FUND'S EXPENSES     DIRECTORS(2)(4)     DIRECTOR SERVES(5)
    -----------------     ---------------   ----------------   ------------------   ------------------
Barton M. Biggs(1).......     $     0             None              $     0                 16
Michael F. Klein(1)......           0             None                    0                 16
Peter J. Chase...........       7,547             None               75,753                 12
John W. Croghan..........       6,393             None               64,997                 12
David B. Gill............       7,547             None               75,753                 12
Graham E. Jones..........       7,547             None               75,753                 12
John A. Levin............       6,393             None               72,097                 13
William G. Morton, Jr....       6,393             None               64,997                 12

---------------
(1) "Interested person" of the Fund within the meaning of the 1940 Act.
(2) The amounts reflected in this table include amounts payable by the Fund Complex for services rendered during the fiscal year ended December 31, 1998, regardless of whether such amounts were actually received by the Directors during such fiscal year.
(3) Of the amounts shown in this column, Mr. Croghan and Mr. Levin deferred all of their aggregate compensation pursuant to the Fee Arrangement described above. Payments under the Fee Arrangement to a Director will be based on the number of share equivalents a Director holds. For the number of share equivalents held by each Director, please refer to the table on pgs. 3-5 of this proxy statement.
(4) Of the amounts shown in this column, Mr. Croghan, Mr. Gill and Mr. Levin deferred all or a portion of their total compensation pursuant to the Fee Arrangement described above.
(5) Indicates the total number of boards of directors of investment companies in the Fund Complex, including the Fund, on which the Director served at any time during the fiscal year ended December 31, 1998.

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. The Manager assumes responsibility for filing such reports for the Fund's officers and directors and believes that all required reports under Section 16(a) have been filed on a timely basis for the Fund's officers and directors.

     The election of Messrs. Chase, Gill and Klein requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under the Fund's By-Laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     The Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act, has selected PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending December 31, 1999. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying Proxy will vote for ratification of PricewaterhouseCoopers LLP's appointment. PricewaterhouseCoopers LLP acts as the independent accountants for certain of the other investment companies advised by MSDW Investment Management. Although it is not expected that a representative of PricewaterhouseCoopers LLP will attend the Meeting, a representative will be available by telephone to respond to stockholder questions, if any.

     The Board's policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services that have been performed by the Fund's independent accountants.

     The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                        APPROVAL OF AN AMENDMENT TO THE
                        FUND'S ARTICLES OF INCORPORATION
                                (PROPOSAL NO. 3)

     The Board of Directors has approved an amendment to the Fund's Articles of Incorporation to change the name of the Fund to Morgan Stanley Dean Witter Africa Investment Fund, Inc. The Board determined that the name change was necessary and appropriate in light of the merger between Morgan Stanley Group Inc. and Dean Witter, Discover & Co. effective May 31, 1998.

     Approval of the proposed name change will require the affirmative vote of a majority of the total number of shares of Common Stock of the Fund outstanding and entitled to vote. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not count towards achieving the required majority vote.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 3.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of the Fund's management, the following persons owned beneficially more than 5% of the Fund's outstanding shares at April 15, 1999:

              NAME AND ADDRESS OF                    AMOUNT AND NATURE OF
                BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP       PERCENT OF CLASS
              -------------------                    --------------------       ----------------
City of London Investment Group PLC.............  3,574,501 shares with sole          23.1%
  10 Eastcheap                                    voting power and sole
  London EC3M ILX                                 dispositive power(1)
  England
President and Fellows of Harvard College........  2,195,683 shares with sole          15.1%
  c/o Harvard Management Company, Inc.            voting power and sole
  600 Atlantic Avenue                             dispositive power(2)
  Boston, MA 02210

---------------
(1) Based on a Schedule 13G filed with the Commission on February 18, 1999.
(2) Based on a Schedule 13G/A filed with the Commission on February 12, 1999.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                 STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     A stockholder's proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 2000 must be received by the Fund on or before January 15, 2000, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting. Any stockholder who desires to bring a proposal at the Fund's Annual Meeting of Stockholders in 2000, without including such proposal in the Fund's proxy statement, must deliver written notice thereof to the Secretary of the Fund not before March 23, 2000 and not later than April 22, 2000, in the manner and form required by the Fund's By-Laws.

                                              STEFANIE V. CHANG
                                              Acting Secretary

Dated:  May 14, 1999

     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                     PROXY

                  MORGAN STANLEY AFRICA INVESTMENT FUND, INC.

           C/O MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby constitutes and appoints MICHAEL F. KLEIN, HAROLD J. SCHAAFF, JR. and STEFANIE V. CHANG, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on April 15, 1999 at the Annual Meeting of Stockholders to be held on June 21, 1999, and at any adjournment thereof.

   The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated May 14, 1999.

            (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                               SEE REVERSE SIDE

  [X] PLEASE MARK YOUR VOTES AS IN THIS SAMPLE.

1. Election of the following nominees as Class I Directors:

  [ ] FOR    [ ] WITHHELD   Peter J. Chase, David  B. Gill and Michael F. Klein

  [ ] For all nominees except as noted below

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2. Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

3. Approval of an amendment to the Fund's Articles of Incorporation to change the name of the Fund to Morgan Stanley Dean Witter Africa Investment Fund, Inc.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

4. In the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof.


   THIS PROXY IF PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE CLASS I NOMINEES AND IN FAVOR OF PROPOSAL NO. 2 AND PROPOSAL NO. 3.

   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT SHOULD SIGN.

SIGNATURE
         -----------------------------------------------
Date:               , 1999
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When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  [ ]